UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

Schedule 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TECH AND ENERGY TRANSITION CORPORATION

_____________________________________________________________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TECH AND ENERGY TRANSITION CORPORATION

125 W 55th St.
New York, New York 10019

LETTER TO STOCKHOLDERS

Dear Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of Tech and Energy Transition Corporation, a Delaware corporation, which will be held virtually at https://www.cstproxy.com/techenergytransition/2022 on Tuesday, March 15, 2022, at 10:00 a.m. Eastern Time. Due to the ongoing COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only, and you will not be able to attend in person.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      To elect seven directors to serve as directors on the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection of Marcum LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2022; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on January 27, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, please cast your vote as soon as possible by Internet, by telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope. Voting in advance by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend. Returning a proxy does not affect your right to attend the Annual Meeting online or to vote your shares during the Annual Meeting.

Sincerely,
/s/ John Spirtos
John Spirtos
Chief Executive Officer
February 1, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Tuesday, March 15, 2022, at 10:00 a.m. Eastern Time
Place

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Tech and Energy Transition Corporation (the “Annual Meeting”), which will be held virtually at https://www.cstproxy.com/techenergytransition/2022. Due to the continuing public health impact of the COVID-19 pandemic and to ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

Items of Business	1. Elect seven directors of Tech and Energy Transition Corporation, each to serve for a term of two years and until such director’s successor is duly elected and qualified;
2. Ratify the appointment of Marcum LLP as Tech and Energy Transition Corporation’s independent registered public accounting firm for the fiscal year ending March 31, 2022; and
3. Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.
Record Date	Only stockholders of record at the close of business on January 27, 2022 are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments of the meeting.
Meeting Admission

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

To be admitted to the Annual Meeting at https://www.cstproxy.com/techenergytransition/2022, you must enter the 12-digit control number found on your proxy card.

Voting

Your vote is important. Even if you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and vote as quickly as possible, to ensure your vote is recorded. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/techenergytransition/2022.

On or about February 1, 2022, we began sending this notice, the Proxy Statement and a proxy card to all stockholders entitled to vote at the Annual Meeting.

By Order of the Board of Directors,
/s/ John Spirtos
John Spirtos
Chief Executive Officer
February 1, 2022

i

Page
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING MARCH 31, 2022.	17
REPORT OF THE AUDIT COMMITTEE	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
RELATED PERSON TRANSACTIONS	21
Founder Shares	21
Private Placement Warrants	21
Related Party Loans	21
Promissory Note — Related Party	22
OTHER MATTERS	23
Stockholder Proposals or Director Nominations for Next Year’s Annual Meeting	23
Availability of Bylaws	23
Solicitation of Proxies	23
Where You Can Find More Information	24

ii

TECH AND ENERGY TRANSITION CORPORATION
125 W 55th St.
New York, New York 10019

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 15, 2022

As used in this Proxy Statement, “the Company,” “TETC” “we,” “us” and “our” refer to Tech and Energy Transition Corporation. The term “Annual Meeting,” as used in this Proxy Statement, refers to our 2022 Annual Meeting of Stockholders and includes any adjournment or postponement of such meeting.

We are an “emerging growth company” under applicable federal securities laws and, therefore, permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

We are also a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Exchange Act. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not smaller reporting companies.

GENERAL INFORMATION

Why am I receiving these materials?

You are receiving these materials because TETC’s board of directors (the “Board”) is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the meeting.

On or about February 1, 2022, we began sending the Notice of Annual Meeting of Stockholders, this Proxy Statement and a proxy card to all stockholders entitled to vote at the Annual Meeting.

This Proxy Statement is posted on our website at www.techenergytransition.com and is available from the Securities and Exchange Commission (“SEC”) at its website at www.sec.gov. You may also obtain a copy of the Annual Report, free of charge, by sending a written request to Tech and Energy Transition Corporation, 125 W 55th St. New York, NY 10019, Attention: Secretary.

How can I attend the Annual Meeting?

The Annual Meeting will be held entirely online at https://www.cstproxy.com/techenergytransition/2022 and will begin promptly at 10:00 a.m. Eastern Time on Tuesday, March 15, 2022. You will not be able to attend the Annual Meeting in person.

You will be able to log into the virtual meeting platform beginning at 9:45 a.m. Eastern Time on March 15, 2022. We encourage you to log in early and ensure you can hear streaming audio prior to the meeting start time. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting platform’s log in page.

To attend the virtual meeting, visit the meeting website https://www.cstproxy.com/techenergytransition/2022 and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials.

Beneficial owners can access the meeting in two different ways:

1.      Go to the URL address for the meeting, enter your name and email address and you will have access to the meeting portal. This access is considered Guest Access with no functionality, listen only.

2.      If you wish to ask a question or vote during the meeting you will need to send Continental Stock Transfer no later than 72 hours before the meeting a legal proxy from your broker. Our address is proxy@continentalstock.com. Once we receive the legal proxy we will issue a control number that will allow you to ask a question or vote during the meeting by logging into the URL address entering your name, email address and control number.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

Proposal 1:    To elect seven directors, Dan Hesse, Lawrence Handen, David Roseman, Virginia Breen, James Avery, Gregory Gilmore and Diarmuid B. O’Connell, to serve until our 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

Proposal 2:    To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022.

What are the Board’s recommendations on how to vote my shares?

The Board recommends that you vote your shares:

Proposal 1:    “FOR” the election to the Board of the director nominees, Dan Hesse, Lawrence Handen, David Roseman, Virginia Breen, James Avery, Gregory Gilmore and Diarmuid B. O’Connell; and

Proposal 2:    “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022.

Will any other business be conducted at the Annual Meeting?

Other than the proposals described in this Proxy Statement, we know of no other matters to be submitted to stockholders at the Annual Meeting. If any other matter properly comes before stockholders at the Annual Meeting, it is the intention of the persons named as proxy holders to vote upon such matters in accordance with the recommendation of the Board.

We do not intend to make a formal presentation to stockholders. Since no presentation is planned, it is expected that the Annual Meeting will last only a few minutes.

How can I ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by validated stockholders or proxy holders during the meeting that relate to the matters to be voted on at the Annual Meeting. If you wish to submit a question during the Annual Meeting, log into the virtual meeting website, type your question into the “Ask a Question” field, and click “Submit.” We will answer pertinent questions during the Annual Meeting, subject to time constraints.

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of proxy materials to ensure that all of your shares are voted.

VOTING INFORMATION

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on January 27, 2022 (the “Record Date”).

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, a total of 38,500,000 shares of our Class A common stock (the “Class A Common Stock”) and 9,625,000 shares of our Class B common stock (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) were outstanding and entitled to vote. Holders of our Class A common stock will not have the right to appoint any directors to the Board prior to our initial Business Combination. Each share of Class B Common Stock is entitled to one vote on the election of directors. We do not have cumulative voting rights for the election of directors. Each share of Common Stock is entitled to one vote on the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The holders of a majority of the voting power of our outstanding capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

If you submit a properly executed proxy via the Internet or by telephone or mail, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purposes of determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares.

The inspector of elections will determine whether a quorum is present at the Annual Meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting to another time or place.

What is the difference between a stockholder of record and a beneficial owner of shares held in “street name”?

Stockholder of Record: Shares Registered in Your Name.    If, on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, you are considered the stockholder of record, or a registered holder, with respect to those shares. As a stockholder of record, you may vote by proxy or vote at the Annual Meeting if you attend online.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.    If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

What vote is required to approve each item and how are votes counted?

Proposal 1:    Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees who receive the largest number of “FOR” votes will be elected as directors. As a result, any shares not voted “FOR”

a particular nominee will have no effect on the outcome of the election. You may vote “FOR ALL” nominees, “WITHHOLD ALL” with respect to the nominees, or “FOR ALL EXCEPT” one or more of the nominees you specify.

Proposal 2:    The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022 requires the affirmative vote of a majority of the votes cast by stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “FOR” or “AGAINST” this proposal, or you may indicate that you wish to “ABSTAIN” from voting on this proposal. Abstentions will have no effect on the outcome of this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

How can I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote in one of the following ways:

•        By Internet-Before the Annual Meeting.    You may vote online at www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on March 14, 2022. You will need the control number included on your proxy card.

•        By Internet-During the Annual Meeting.    You may vote online during the Annual Meeting at https://www.cstproxy.com/techenergytransition/2022. You will need the control number included on your proxy card.

•        By Mail.    If you received printed proxy materials, you may vote by completing, signing and dating each proxy card received and returning it in the postage-paid envelope. Proxy cards submitted by mail must be received no later than March 14, 2022 to be voted at the Annual Meeting.

Beneficial Owners.    If you are a beneficial owner of shares held in street name, you will receive voting instructions from your brokerage firm, bank or other nominee. You must follow those instructions to direct your broker, bank or other nominee on how to vote your shares. If you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Can I change my vote or revoke my proxy?

Stockholders of Record.    You can change your vote or revoke your proxy by:

•        entering a new vote by Internet (subject to the applicable deadline);

•        completing and returning a later-dated proxy card, which must be received no later than March 14, 2022;

•        delivering to our Company Secretary by mail a written notice stating that the proxy is revoked, which must be received prior to the Annual Meeting; or

•        attending the Annual Meeting and voting your shares by Internet during the Annual Meeting (your attendance at the Annual Meeting, in and of itself, will not revoke your proxy).

Beneficial Owners.    If your shares are held of record by a broker, bank or other nominee and you wish to change your vote or revoke a proxy, you must contact that firm and follow their instructions.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my brokerage firm, bank or other nominee?

Stockholders of Record.    If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting.

Beneficial Owners.    Brokerage firms, banks and other nominees holding shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Is there a list of registered stockholders entitled to vote at the Annual Meeting?

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a period of at least 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting during ordinary business hours at our headquarters at 125 W 55th St., New York, NY 10019, for 10 days prior to the Annual Meeting, and will be available in electronic form on the day of the Annual Meeting at https://www.cstproxy.com/techenergytransition/2022. If, due to the COVID-19 pandemic, our headquarters are closed or visitation is limited during the 10 days prior to the Annual Meeting, a stockholder may send a written request to our Chief Legal Counsel and Company Secretary at gautham.srinivas@macquarie.com, and we will arrange a way for the stockholder to inspect the list.

Where can I find the voting results of the Annual Meeting?

Voting results will be tabulated and certified by the inspector of elections appointed by the Company for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Tech and Energy Transition Sponsor LLC, a Delaware limited liability company directly controlled by MIHI LLC, a wholly owned subsidiary of Macquarie and a part of Macquarie Capital.

Who can help answer my questions?

You can contact our Chief Legal Counsel and Company Secretary, Gautham Srinivas, at (212) 231-1000 or by sending a letter to Mr. Srinvias at the offices of the Company at 125 W 55th St., New York, New York 10019 with any questions about the proposals described in this proxy statement or how to execute your vote.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Composition of the Board

Our business and affairs are managed under the direction of the Board, which currently consists of seven members, four of whom are “independent” under applicable SEC and Nasdaq rules.

Each director holds office for a two-year term, with such term expiring at the second annual meeting of stockholders following such appointment and until the election and qualification of their successor, or their earlier death, resignation, or removal.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer, Assistant Treasurers and such other offices as may be determined by the Board (including interim officers as it deems appropriate).

The names of our directors and executive officers and certain information about them as of February 1, 2022 is set forth below.

Name	Age	Position
Director Nominees
Dan Hesse(4)	68	Executive Chairman of the Board of Directors
John Spirtos	56	Chief Executive Officer and President
Greg Callman	44	Energy Chief Investment Officer
Andrew Ancone	54	Chief Financial Officer
Gautham Srinivas	42	Chief Legal Counsel and Company Secretary
Lawrence Handen(4)	55	Director
David Roseman(4)	56	Director
Virginia Breen(1)(3)	57	Director
James Avery(2)(3)	65	Director
Gregory Gilmore(1)(3)	59	Director
Diarmuid B. O’Connell(1)(2)	58	Director

_________

(1)      member of the audit committee

(2)      member of the compensation committee

(3)      member of the nominating and corporate governance committee

(4)      member of the investment committee

Dan Hesse has served as the Executive Chairman of the Board since March 16, 2021. He most recently served as the Chief Executive Officer of Sprint (NYSE: S) from December 2007 to August 2014. During his tenure as CEO, the American Customer Satisfaction Index recognized Sprint as the most improved U.S. company in overall customer satisfaction across all 43 industries, and JD Power recognized Sprint 20 times for excellence in customer service. Sprint, at #3, was the only telecom company on Newsweek’s list of America’s 25 Greenest Companies, and Corporate Responsibility magazine awarded Mr. Hesse its Lifetime Achievement Award. Sprint’s improved performance is further demonstrated by Sprint’s #1 ranking among all S&P 500 companies for Total Shareholder Return, assuming reinvested dividends, during Mr. Hesse’s last two full calendar years as CEO. Prior to Sprint, Mr. Hesse was the Chairman and CEO of Embarq Corporation, a $6 billion-in-revenue telecommunications services company. Mr. Hesse spent 23 years at AT&T and rose to President and CEO of AT&T Wireless Services, at the time the United States’ largest wireless carrier. He received a BA from the University of Notre Dame, an MBA from Cornell University and an MS from the Massachusetts Institute of Technology. Since 2016, Mr. Hesse has served on the boards of directors of Akamai (NASDAQ: AKAM), where he serves as Chairman of the Board, and PNC (NYSE: PNC), where he chairs the Technology Subcommittee. We believe Mr. Hesse’s accomplishments and reputation in the communications and technology industries will bring meaningful insight and help enable access to potential Business Combination targets.

John Spirtos has served as our Chief Executive Officer since February 23, 2021. He is a Senior Advisor at Macquarie Capital and leads investing efforts in communication and technology infrastructure. Prior to joining Macquarie Capital in June 2018, Mr. Spirtos held several leadership positions at General Electric (NYSE: GE), including Senior Managing Director at GE Ventures overseeing the new business creation function for GE. Prior to that, Mr. Spirtos served as Executive Vice President of Sales, Marketing and Corporate Development at iconectiv, which is the communications database division of LM Ericsson (NASDAQ: ERIC); CEO of GridPoint Inc., a privately held provider of IoT networking and energy management services; EVP of Comverse Technology (NASDAQ: CMVT), a global provider of real-time billing and rating solutions to telecoms and utilities,; SVP of Corporate Development at NeuStar, Inc. (NYSE: NSR), a global provider of database management services; and President of Broadwing Communications (NASDAQ: BWNG), a national provider of communications services now owned by Lumen Technologies (NYSE: LUMN)). Mr. Spirtos received a BS from University of California, a JD from Southwestern University and an MBA and LLM from Georgetown University.

Greg Callman has served as our Energy Chief Investment Officer since March 16, 2021. He is a Senior Managing Director and Global Head of Energy Technology at Macquarie Capital. Mr. Callman leads infrastructure development and corporate equity investments across categories such as grid scale energy storage, distributed energy, fleet electrification and residential energy. He brings 20 years of international experience as an operating executive, investor, consultant and public servant. Mr. Callman joined Macquarie Capital from Tesla, where he led the growth of the company’s energy business and charging infrastructure programs in the US, Europe, and Australia/New Zealand. His team was responsible for landmark projects that include commercial and residential virtual power plants, standalone and PV-paired grid scale storage, and a global network of high-power EV charging. Prior to Tesla, Mr. Callman served at the US Department of Energy, both with ARPA-E and the Recovery Act Team, where he focused on the commercialization of new and disruptive technologies. Mr. Callman holds an MA from the Johns Hopkins School of Advanced International Studies (SAIS) and was an interdisciplinary Echols Scholar at the University of Virginia, focused on biochemistry and evolutionary biology.

Andrew Ancone has served as our Chief Financial Officer since August 26, 2021. He is a Managing Director in the Infrastructure and Energy Group at Macquarie Capital, where he leads the origination and execution of development, investment and financial advisory assignments in North American infrastructure. Prior to joining Macquarie Capital, Mr. Ancone was a Managing Director in the Corporate and Structured Finance Group of Macquarie Group in Hong Kong, Malaysia and Singapore. He has over 25 years of experience in investment banking and private equity specializing in infrastructure, having also worked at ANZ Banking Group Limited. Mr. Ancone’s sector expertise includes transport, telecommunications, energy and utilities. During his career, Mr. Ancone has participated in more than $20 billion of completed transactions spanning Australia, Asia, Canada and the United States. Mr. Ancone holds a Bachelor’s Degree in Economics and Computer Science from the Flinders University of South Australia.

Gautham Srinivas has served as our Company Secretary since January 20, 2021 and Chief Legal Counsel since February 23, 2021. He is a Managing Director in Macquarie Capital’s Principal Finance Group, where he serves as a senior counsel in New York. He has 18 years of global experience at leading law firms and financial institutions in Sydney, London and New York. Mr. Srinivas previously worked in Macquarie Capital’s Sydney office and served on the boards of various Macquarie group companies and portfolio companies throughout the Asia Pacific region. Mr. Srinivas has experience in principal investments across the capital structure and in various sectors, including infrastructure, telecommunications, transportation, energy and real estate. Mr. Srinivas holds a Masters of Corporate Law from the University of Cambridge and is licensed to practice law in New South Wales (Australia), England and New York State.

Lawrence Handen has served as a member of the Board since November 18, 2019. He is Senior Managing Director in Macquarie Capital’s Principal Finance Group, where he serves as the Global Head of Technology and Growth Equity Investing. He has more than 30 years of experience as an investor, operator and consultant. Throughout his career, Mr. Handen has been involved as a principal investor in more than 125 equity investments and acquisitions, served on the board of directors of more than 30 companies throughout the Americas and Australia and has advised over 100 other companies in various capacities. He currently serves on the board of AC Holdco, Inc. He joined Macquarie Capital from Insight Venture Partners, a leading technology-focused private equity and venture capital firm, where he served as Managing Director. Prior to Insight, Mr. Handen was a General Partner at UBS Capital where he led the firm’s Software, Internet & Services Group. Previously, he was a Partner at PricewaterhouseCoopers Consulting. While at PwC, Mr. Handen led a practice specializing in corporate-wide growth and recovery solutions for companies in the technology, information, communications and entertainment industries. Mr. Handen received a BA in Economics and Political Science from Bucknell University and an MBA in Finance from NYU’s Stern School of Business. We believe Mr. Handen’s extensive experience in the areas of finance, strategy and investing, particularly in the technology sector, makes him a valuable addition to the Board.

David Roseman has served as a member of the Board since March 16, 2021. He is currently the Chairman of Macquarie Capital’s Infrastructure and Energy Group, a team of over 250 professionals operating in all infrastructure, energy and utilities subsectors across the globe. Mr. Roseman was previously Macquarie Capital’s Head of the Infrastructure, Renewables and Utilities group for seven years. He joined Macquarie’s Project and Structured Finance Group in 1992. Prior to joining Macquarie, Mr. Roseman worked in the Banking and Finance Group at law firm Mallesons. Mr. Roseman previously served as Solicitor of the Supreme Court — New South Wales, Australia. He received a Bachelor of Economics (Hons) and Law at Monash University (Australia). We believe Mr. Roseman’s accomplishments and reputation in the infrastructure and energy industries makes him a valuable addition to the Board.

Virginia Breen has served as a member of the Board since March 16, 2021. She has 25 years of experience as an investor and board member in institutional private and public equity. She began her career at Donaldson, Lufkin & Jenrette (now Credit Suisse/First Boston) in investment banking in 1986 and moved to their venture capital affiliate, The Sprout Group, in 1988. Ms. Breen serves on the board of directors at the Neuberger Berman Fund Complex, Jones Lang LaSalle Income Property Trust and Paylocity Holding Corporation (NASDAQ: PCTY). Ms. Breen also serves on the board of managers of the UBS A&Q Fund Complex and as a trustee for the Calamos Fund Complex. Ms. Breen holds an MBA with highest honors from Columbia University and an AB in Computer Science from Harvard College. We believe Ms. Breen is well qualified to serve on the Board because of her extensive professional experience advising boards of directors of public and private companies.

James Avery has served as a member of the Board since March 16, 2021. He currently serves as a director on the Western Electricity Coordinating Council. Mr. Avery was most recently the Chief Development Officer for San Diego Gas & Electric, a regulated subsidiary of Sempra Energy, a Fortune 500 energy services holding company whose family of companies provide electricity, natural gas and value-added energy related products and services. Prior to joining San Diego Gas & Electric, Mr. Avery was a consultant with R.J. Rudden Associates, chief executive officer of the electric and gas operations at Citizens Utilities Company, and Chairman of the California Transmission Planning Group. Mr. Avery’s board select positions include CleanTech San Diego, the California Power Exchange, the Vermont Electric Power Company, and RJ Rudden Associates. Mr. Avery is a graduate of the Executive Management Program at Dartmouth College and he holds a Bachelor of Engineering degree from Manhattan College. We believe Mr. Avery is well qualified to serve on the Board because of his extensive professional experience in the energy sector.

Gregory Gilmore has served as a member of the Board since March 16, 2021. He has over 35 years of experience in sales, consulting, and operations management. Mr. Gilmore is the former chief executive officer of Planview and was the driving force behind the company’s growth over 25 years. Under Mr. Gilmore’s leadership, Planview pioneered the work and resource management category for enterprise software, grew the total addressable market from $300 million to $5 billion in just two years. During his tenure at Planview, he led over 15 acquisitions and divestitures. Mr. Gilmore previously held leadership positions at Ernst & Young, Texas Instruments, James Martin & Co, and ABT. He is active in business and charity communities, having served as chairman of the board at Regents School of Austin and on the boards of the Hillview Christian Ministries and Foundation for the Homeless. Mr. Gilmore has a bachelor’s degree in business analysis from Texas A&M University. We believe Mr. Gilmore is well qualified to serve on the Board because of his extensive professional experience advising boards of directors of public and private companies.

Diarmuid B. O’Connell has served as a member of the Board since March 16, 2021. He previously served as Vice President of Corporate and Business Development at Tesla, Inc. Over the course of an 11-year tenure at Tesla, Mr. O’Connell was the second longest tenured member of the governing executive staff and was responsible for a wide range of strategic functions, projects and deals. Prior to joining Tesla, Mr. O’Connell joined the U.S. Department of State in late 2001 under the then leadership of Colin Powell, where he served as Chief of Staff for Political Military Affairs in support of the U.S. military operations in Iraq, Afghanistan and other operational theaters, defense trade controls and post-conflict small arms reduction and demining. Earlier in his career, Mr. O’Connell served as a strategy consultant for Accenture and as a marketing executive at McCann Worldwide and Young & Rubicam. He was a co-founder of a distance learning start-up, Real Time Learning, in 1999. Mr. O’Connell continues his involvement in next generation mobility, energy transition and sustainability projects and currently serves on the boards of Dana Corp. (NYSE: DAN), Albemarle Corp. (NYSE: ALB),The Mobility House GmbH and Volvo Car Group. Mr. O’Connell also consults to a number of global energy and mobility projects in the U.S. and in Europe, including large scale battery manufacturing, battery recycling, long duration energy storage, electric aviation and automotive retail with a focus on new ownership models. Mr. O’Connell holds a BA from Dartmouth College in History and Government, an MA in Foreign Policy from the University of Virginia in Political Economy and Soviet Foreign Policy and an MBA from Kellogg Graduate School of Management. We believe Mr. O’Connell is well qualified to serve on the Board because of his extensive experience advising boards of directors of public and private companies and his extensive professional experience in the energy sector.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person that, in the opinion of the company’s board of directors, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of James Avery, Virginia Breen, Gregory Gilmore and Diarmuid B. O’Connell is an independent director under applicable SEC and Nasdaq rules.

Board Committees

The Board has four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee and an investment committee. Each of the audit committee, compensation committee and nominating and corporate governance committee are composed solely of independent directors. Each committee operates under a charter that was approved by the Board and has the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

The members of our audit committee are Virginia Breen, Gregory Gilmore and Diarmuid B. O’Connell. Virginia Breen serves as the chair of the audit committee, which held 8 meetings during the last fiscal year. Under Nasdaq listing standards, we are required to have at least three audit committee members, all of whom are independent. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Virginia Breen qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•        assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are James Avery and Diarmuid B. O’Connell. James Avery serves as chair of the compensation committee, which held one meeting during the last fiscal year. Under Nasdaq listing standards, we are required to have at least two compensation committee members, all of whom are independent.

We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to the Board with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to Board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Gregory Gilmore, James Avery and Virginia Breen. Gregory Gilmore serves as the chair of the nominating and corporate governance committee, which held one meeting during the last fiscal year. Under Nasdaq listing standards, we are required to have a nominating and corporate governance committee which is entirely independent.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the Company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and is directly responsible for approving the search firm’s fees and other retention terms.

Among the qualifications considered in the selection of candidates, the nominating and corporate governance committee looks at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the nominating and corporate governance committee considers appropriate in the context of the needs of the Board. Prior to our initial Business Combination, holders of our Class A common stock will not have the right to recommend director candidates for nomination to the Board.

Investment Committee

We have established an investment committee of the Board. The members of our investment committee are Dan Hesse, Lawrence Handen and David Roseman. Mr. Handen and Mr. Roseman serve as chair and co-chair of the committee, respectively. The consent of each member of the investment committee is required for a potential transaction to be submitted for consideration by the full Board.

We have adopted an investment committee charter, which details the purpose and responsibilities of the investment committee, including:

•        reviewing and approving potential Business Combination opportunities and transactions;

•        overseeing commercial, financial, legal, regulatory, compliance, and technical due diligence to be performed by the Company; and

•        recommending to the Board potential Business Combination opportunities and transactions that have been approved by the committee.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. A majority of the members of our Board is independent under standards set forth in the Nasdaq Listing Rules. Dan Hesse currently serves as the Chairman of our Board of Directors. Our Board of Directors has not adopted any formal policies regarding board leadership and has determined that it should have the flexibility of operating with either a non-executive independent Chair or an executive Chair as appropriate.

As a result of its committee system and the existence of a majority of independent directors, the Board believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. We believe that the leadership structure of the Board as well as the committees of the Board are appropriate and enhance the Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

One of the key functions of our Board is informed oversight of our risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. The nominating and corporate governance committee is responsible for periodically evaluating our corporate governance policies and systems in light of the governance risks that we face and the adequacy of our policies and procedures designed to address such risks. The compensation committee assesses and monitors whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on us.

The Board believes its current leadership structure supports the risk oversight function of the Board.

Attendance at Board and Stockholder Meetings

During our fiscal year ended March 31, 2022, the Board held 4 meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he or she has been a director and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served, except for David Roseman.

Although we do not have a formal policy regarding attendance by members of the Board at annual meetings of stockholders, we encourage, but do not require, directors to attend. This Annual Meeting will be our first annual meeting of stockholders of the Company.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee is responsible for identifying individuals qualified to become members of the Board, and recommending to the Board, such persons to be nominated for election as directors. The committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of potential director candidates, the committee will consider the current size and composition of the Board, the needs of the Board and the respective committees of the Board, and other director qualifications. While the Board has not established minimum qualifications for Board members, some of the factors that the nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Although the Board does not maintain a specific policy with respect to board diversity, the Board believes that the Board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If the nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, Board or management.

After completing its review and evaluation of director candidates, the nominating and corporate governance committee recommends to the Board the director nominees for selection. the nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and the Board has the final authority in determining the selection of director candidates for nomination to the Board.

Stockholder Recommendations and Nominations to our Board of Directors

The nominating and corporate governance committee will consider recommendations and nominations for candidates to the Board from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws and the director nominee criteria described above.

Communications with the Board of Directors

Stockholders wishing to communicate directly with our directors may do so by writing and sending the correspondence to our Chief Financial Officer by mail to our principal executive offices at 125 W 55th St., New York, New York 10019. Our Chief Financial Officer, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for the Board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of the Board (for example, mass mailings, job inquiries and business solicitations). If appropriate, our Chief Financial Officer will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the nominating and corporate governance committee. These policies and procedures do not apply to (1) communications to directors from our officers or directors who are stockholders or (2) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of the Board are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

Code of Business Conduct and Ethics

We have adopted a code of ethics and business conduct (our “Code of Ethics”) applicable to our directors, officers and employees. We have posted a copy of our Code of Ethics on our website www.techenergytransition.com. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Director Compensation

None of our officers or directors have received any compensation for services rendered to us. Prior to the closing of the Initial Public Offering, our sponsor transferred 25,000 Class B common stock (the “Founder Shares”) to each of our independent directors at their original purchase price. Our Sponsor, officers, directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our Sponsor, officers, directors or our or any of their respective affiliates.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed Business Combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial Business Combination will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination should be a determining factor in our decision to proceed with any potential Business Combination.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Our business and affairs are managed under the direction of the Board, which currently consists of seven members, four of whom are “independent” under the Nasdaq Listing Rules. Our bylaws provide that only persons who are nominated in accordance with our bylaws are eligible for election as directors, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Company’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Company (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in our bylaws.

Nominees

Upon the recommendation of the nominating and corporate governance committee, the Board nominated Dan Hesse, Lawrence Handen, David Roseman, Virginia Breen, James Avery, Gregory Gilmore and Diarmuid B. O’Connell for election as directors at the Annual Meeting. If elected, each of Dan Hesse, Lawrence Handen, David Roseman, Virginia Breen, James Avery, Gregory Gilmore and Diarmuid B. O’Connell will serve as a director until our 2024 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. Each of the nominees is a currently serving as a director on the Board. For information concerning the nominees, please see “Board of Directors and Corporate Governance” above.

Each person nominated for election has consented to being named in this Proxy Statement and agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that a nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee, if any, as selected by the Board.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH
OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The audit committee has appointed Marcum LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending March 31, 2022. Marcum LLP served as our independent registered public accounting firm for the fiscal year ended March 31, 2021.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2022. The audit committee is submitting the appointment of Marcum LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Marcum LLP, and even if our stockholders ratify the appointment, the audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if the audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of Marcum LLP, then the audit committee may reconsider the appointment. One or more representatives of Marcum LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees billed for professional audit services and other services rendered by Marcum LLP with respect to the fiscal years ended March 31, 2021 and 2020, respectively.

	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020
Audit Fees(1)	$59,500	$—
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$59,500	$—

_________

(1)      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)      Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)      Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)      All Other Fees. All other fees consist of fees billed for all other services including permitted due diligence services related potential Business Combination.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter. All audit, audit-related and tax services during the year ended March 31, 2021 were pre-approved by the audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING MARCH 31, 2022.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market LLC, has furnished the following report:

The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to TETC’s financial reporting process, TETC’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing TETC’s consolidated financial statements. TETC’s independent registered public accounting firm, Marcum LLP, is responsible for performing an independent audit of TETC’s consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare TETC’s financial statements. In the performance of its oversight function, the audit committee took the following actions:

•        reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2021 with management and Marcum LLP;

•        discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•        received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with Marcum LLP its independence.

Based on review and discussions noted above, the audit committee recommended to the Board that the audited financial statements be included in TETC’s Annual Report on Form 10-K/A for the period ended March 31, 2021 for filing with the SEC.

Respectfully submitted by the members of the audit committee:

Virginia Breen (Chair)
Gregory Gilmore
Diarmuid B. O’Connell

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by TETC under the Securities Act or the Exchange Act, except to the extent TETC specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of January 27, 2022, for:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all of our named executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock(1)
Name and Address of Beneficial Owner(2)	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Common Stock	Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Common Stock
Tech and Energy Transition Sponsor LLC (our sponsor)(3)	—	—	8,562,500	90.0%
Dan Hesse	—	—	962,500	10%
John Spirtos	—	—	—	—
Greg Callman	—	—	—	—
Andrew Ancone	—	—	—	—
Gautham Srinivas	—	—	—	—
Lawrence Handen	—	—	—	—
David Roseman	—	—	—	—
Virginia Breen	—	—	25,000	*
James Avery	—	—	25,000	*
Gregory Gilmore	—	—	25,000	*
Diarmuid B. O’Connell	—	—	25,000	*
All directors and officers as a group (11 individuals)	—	—	1,062,500	11.0%
Magnetar Financial LLC(4)	2,243,090	5.83%
Adage Capital Partners, L.P.(5)	2,100,000	5.45%
Linden Advisors LP(6)	2,000,000	5.20%
Millennium Group Management LLC(7)	2,350,000	6.10%
Sculptor Capital LP(8)	2,250,000	5.84%

__________

*        Less than one percent.

(1)      Class B common stock will convert into Class A common stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-253444).

(2)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Tech and Energy Transition Corporation, 125 W 55th St, New York, NY 10019.

(3)      Tech and Energy Transition Sponsor LLC is a wholly owned subsidiary of MIHI, which is a wholly owned subsidiary of Macquarie Group. Each of MIHI and Macquarie Group may be deemed to beneficially own the shares held by our sponsor by virtue of their direct and indirect ownership, respectively, over Tech and Energy Transition Sponsor LLC and may be deemed to share voting and dispositive power over such shares. The business address of Tech and Energy Transition Sponsor LLC is 125 W 55th St, New York, NY 10019.

(4)      According to a Schedule 13G filed with the SEC on January 1, 2022, each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz share voting and dispositive voting power with regard to 2,243,090 shares of Class A common stock of the Company. The business address for each is 1605 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(5)      According to a Schedule 13G filed with the SEC on March 29, 2021, each of Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C. and Robert Atchinson share voting and dispositive power with regard to 2,100,000 shares of Class A common stock of the Company and the business address of each is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(6)      According to a Schedule 13G filed with the SEC on March 25, 2021, each of Linden Advisors LP and Siu Min Wong share voting and dispositive power with regard to 2,000,000 shares of Class A common stock of the Company. The business address for each is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(7)      According to a Schedule 13G filed with the SEC on March 24, 2021, each of Millennium Group Management LLC, Millennium Management LLC and Israel A. Englander share voting and dispositive power with regard to 2,350,000 shares of Class A common stock of the Company and the business address of each is 399 Park Avenue, New York, New York 10022.

(8)      According to a Schedule 13G filed with the SEC on March 23, 2021, each of Sculptor Capital Management, Inc., Sculptor Capital Holding II LLC, Sculptor Capital Holding Corp., Sculptor Capital II LP and Sculptor Capital LP share voting and dispositive power with regard to 2,250,000 shares of Class A common stock of the Company and the business address of each is 9 West 57th Street, New York, New York 10019.

Since becoming a publicly traded company, our initial stockholders beneficially own approximately 20.0% of our issued and outstanding common stock and have the right to elect all of our directors prior to our initial Business Combination as a result of holding all of the Founder Shares. Holders of our Class A common stock will not have the right to appoint any directors to the Board prior to our initial Business Combination. In addition, because of their ownership block, our initial stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our amended and restated certificate of incorporation and approval of significant corporate transactions.

RELATED PERSON TRANSACTIONS

Founder Shares

On December 4, 2017, the Company issued 100 shares of common stock, par value $0.01 per share, for an aggregate consideration of $25,000. As of December 31, 2020, March 31, 2020 and March 31, 2019, the Company recorded a stock subscription receivable of $25,000. The proceeds were received on January 11, 2021.

On January 22, 2021, the Company effectuated a recapitalization in the form of a 90,562.5 for 1 stock split, and as a result, the Sponsor held 9,056,250 shares of our Class B common stock (up to 1,181,250 of which were subject to forfeiture depending on the extent to which the underwriters’ option to purchase additional units was exercised, if at all).

On January 22, 2021, the Company issued to Dan Hesse 1,006,250 shares of our Class B common stock (up to 131,250 of which were subject to forfeiture depending on the extent to which the underwriters’ option to purchase additional units was exercised, if at all) in exchange for an initial investment of $2,467. As of January 22, 2021, the Founder Shares outstanding were 10,062,500, of which the Sponsor held 9,056,250 and Dan Hesse held 1,006,250.

On March 16, 2021, the Company effectuated an 11-for-10 stock split of the Class B common stock, resulting in an aggregate outstanding amount of 11,068,750 shares of the Class B common stock (up to 1,443,750 shares of which were subject to forfeiture depending on the extent to which the underwriters’ option to purchase additional units is exercised, if at all), of which the Sponsor holds 9,961,875 shares and Dan Hesse holds 1,106,875 shares. All shares and associated amounts have been retroactively restated to reflect the split.

On April 30, 2021, upon the expiration of the 45-day period and the underwriters not exercising the over-allotment option, 1,443,750 shares of Class B Common Stock were forfeited by the Sponsor and Mr. Hesse in order for the Sponsor, Mr. Hesse and the independent directors of the Board to maintain ownership of 20.0% of the issued and outstanding shares of common stock of the Company (excluding private units held by the Sponsor). Such forfeited shares were cancelled by the Company.

Private Placement Warrants

Concurrent with the closing of the initial public offering, the Company consummated the private placement of 7,366,667 private placement warrants at a price of $1.50 per warrant to the Sponsor, generating proceeds of approximately $11.05 million.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, lend the Company Working Capital Loans. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the warrants included in the Private Placement Warrants. As of December 31, 2021, there were no amounts outstanding under any Working Capital Loans.

Promissory Note — Related Party

On December 16, 2020, the Sponsor made available to the Company, under a promissory note, up to $950,000 to be used for a portion of the expenses of the IPO (the “Note”). The Note was non-interest bearing and due on the earlier of September 30, 2021 or the completion of the IPO. The Note funds borrowed of $275,000 were repaid upon the consummation of the IPO on March 19, 2021.

Furthermore, on January 31, 2022, the Sponsor made available to the Company, under a promissory note, up to $1,600,000 to finance transaction costs in connection with a Business Combination (the “Promissory Note”). The promissory note was non-interest bearing and due on the earlier of (i) the date of the Business Combination or (ii) the second anniversary of the completion of the IPO. Up to $1,600,000 of the Promissory Note may be converted into warrants to purchase Class A common stock at a conversion price of $1.50 per warrant at the option of Sponsor. If Sponsor elects such conversion, the terms of the warrants issued in connection with such conversion would be identical to the Private Placement Warrants.

OTHER MATTERS

Stockholder Proposals or Director Nominations for Next Year’s Annual Meeting

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our annual meetings of stockholders by submitting their proposals in writing to our Company Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2023 annual meeting of stockholders, our Company Secretary must receive the written proposal at our principal executive offices not later than November 15, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Tech and Energy Transition Corporation
Attention: Company Secretary 125 W 55th St.
New York, New York 10019

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about March 15, 2023, notice of a nomination or proposal must be delivered to us no later than December 15, 2022 and no earlier than November 15, 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws.

If a stockholder who has notified us of their intention to present a proposal at an annual meeting of stockholders does not appear to present their proposal at such annual meeting, such proposed business shall not be transacted.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Company Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the fiscal year ended March 31, 2021 there were no delinquent filers.

Solicitation of Proxies

In connection with this Annual Meeting, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors and officers may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our affiliates or who previously requested to receive proxy materials electronically.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Tech and Energy Transition Corporation, 125 W 55th St., New York, New York 10019, Attn: Company Secretary.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

New York, New York
February 1, 2022

1. Election of Directors (1) James Avery (2) Virginia Breen (3) Gregory Gilmore (4) Lawrence Handen (5) Dan Hesse (6) Diarmuid B. O’Connell (7) David Roseman Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; http://cstproxy.com/techenergytransition/2022 for any individual to vote (Instruction:To withhold authority nominee, strike a line through that nominee’s name in the list above) TECH AND ENERGY TRANSITION CORPORATION YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 14, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN 2. Ratification of independent registered public accounting firm. CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

TECH AND ENERGY TRANSITION CORPORATION To view the 2022 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/techenergytransition/2022 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints John Spirtos and Andrew Ancone, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock Tech and Energy Transition Corporation held of record by the undersigned at the close of business on January 27, 2022 at the Annual Meeting of Stockholders of Tech and Energy Transition Corporation to be held on March 15, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)